SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2003

Greater Bay Bancorp

(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road

Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5.    Other Events.

On March 24, 2003, Greater Bay Bancorp (the “Company”) issued a press release regarding the completion of a private offering of $150 million of senior notes. The press release, which appears as Exhibit 99.1, is filed and incorporated herein by reference.

On March 26, 2003, the Company issued a press release announcing its first quarter 2003 cash dividend and updated information relating to ABD Insurance and Financial Services, the Company’s insurance brokerage subsidiary. The main title and paragraphs 1, 2, 4 and 7 through 9 of the release, which appear as part of Exhibit 99.2, are filed and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

Exhibits

99.1 Press Release dated March 24, 2003 re completion of private offering
99.2 Press Release dated March 26, 2003 re cash dividend and ABD

Item 9.    Regulation FD Disclosure

The subtitle and paragraphs 3, 5 and 6 of the press release appearing in Exhibit 99.2 are not filed but are furnished pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp
(Registrant)

Dated: March 26, 2003	By:	/s/ LINDA M. IANNONE
Linda M. Iannone Senior Vice President and General Counsel

Exhibit Index

99.1 Press Release dated March 24, 2003 re completion of private offering

99.2 Press Release dated March 26, 2003 re cash dividend and ABD

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